U.S. Global GO GOLD and Precious Metal Miners ETF
Schedule of Investments
March 31, 2026 (Unaudited)

COMMON STOCKS - 97.5%	Shares	Value
Canada - 69.5% (a)
Agnico Eagle Mines, Ltd.	29,133	$5,913,416
Alamos Gold, Inc. - Class A (b)	131,021	5,821,263
Andean Precious Metals Corp. (c)	1,030,813	5,149,989
Barrick Mining Corp.	142,865	5,827,463
Centerra Gold, Inc.	228,452	4,064,161
DPM Metals, Inc.	222,534	7,835,321
Fortuna Mining Corp. (c)	383,650	3,809,645
Franco-Nevada Corp. (b)	80,370	19,855,409
IAMGOLD Corp. (c)	396,581	7,463,654
K92 Mining, Inc. (c)	301,502	5,117,146
Kinross Gold Corp.	195,363	5,962,479
Lundin Gold, Inc.	52,334	3,999,445
OceanaGold Corp.	172,969	5,453,541
OR Royalties, Inc.	453,625	17,246,822
Orezone Gold Corp. (c)	2,182,800	3,703,118
Orla Mining Ltd.	246,374	3,961,891
Santacruz Silver Mining Ltd. (c)	431,754	3,752,358
Silvercorp Metals, Inc. (b)	367,663	3,948,701
Torex Gold Resources, Inc.	162,790	7,471,887
Wesdome Gold Mines, Ltd. (c)	347,325	6,201,965
Wheaton Precious Metals Corp.	29,064	3,807,675
		136,367,349

South Africa - 9.9%
DRDGOLD Ltd. - ADR	195,545	5,743,157
Gold Fields Ltd. - ADR	166,358	7,552,653
Harmony Gold Mining Co. Ltd. - ADR (b)	397,947	6,116,445
		19,412,255

United Kingdom - 2.0%
Anglogold Ashanti PLC	40,445	3,937,725

United States - 16.1%
Coeur Mining, Inc. (b)(c)	390,547	7,330,567
Newmont Corp.	36,830	3,986,847
Royal Gold, Inc.	79,985	20,355,383
		31,672,797
TOTAL COMMON STOCKS (Cost $175,088,490)		191,390,126

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 5.9%	Units	Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.78% (d)	11,630,511	11,630,511
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $11,630,511)		11,630,511

MONEY MARKET FUNDS - 2.4%	Shares	Value
First American Government Obligations Fund - Class X, 3.58% (d)	4,580,785	4,580,785
TOTAL MONEY MARKET FUNDS (Cost $4,580,785)		4,580,785

TOTAL INVESTMENTS - 105.8% (Cost $191,299,786)		207,601,422
Liabilities in Excess of Other Assets - (5.8)%		(11,466,118)
TOTAL NET ASSETS - 100.0%		$196,135,304

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
LLC - Limited Liability Company
PLC - Public Limited Company

(a)
To the extent that the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting such country or region.

(b)	All or a portion of this security is on loan as of March 31, 2026. The fair value of these securities was $12,052,414.
(c)	Non-income producing security.
(d)	The rate shown represents the 7-day annualized yield as of March 31, 2026.

Summary of Fair Value Disclosure as of March 31, 2026 (Unaudited)

U.S. Global GO GOLD and Precious Metal Miners ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$191,390,126	$–	$–	$191,390,126
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	11,630,511
Money Market Funds	4,580,785	–	–	4,580,785
Total Investments	$195,970,911	$–	$–	$207,601,422

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $11,630,511 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.